Exhibit 99.1 - UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed financial statements give effect to the disposition of IQ2.net. The pro forma condensed financial statements are based on historical audited and unaudited interim financial statements of IntelliQuest Information Group, Inc. and the estimates and assumptions set forth below.

The attached pro forma statements cover the most current interim statements, as of June 30, 1999, and a pro forma income statement and balance sheet are presented. In addition, the most current audit financial statements dated December 31, 1998, has been utilized as the basis for the full year pro forma income statement. Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma condensed financial information presented herein is not necessarily indicative of the results of operations or financial position that IntelliQuest Information Group, Inc. would have obtained had such an event occurred at the beginning of the period, as assumed, or of the future results of the company. The pro forma financial statements should be read with the other financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended, December 31, 1998 and Quarterly Reports on Form 10-Q for the six months ended June 30, 1999.

On July 22, 1999, IntelliQuest Information Group, Inc., a Delaware corporation (the "Company"), and Naviant Technology Solutions, Inc., a Delaware corporation ("Naviant"), entered into an Asset Purchase Agreement (the "Agreement"), pursuant to which the Company will sell its IQ2.net division to Naviant for a total purchase price of $46.5 million in cash. The total purchase price is subject to adjustment for specified increases or decreases in the net asset value of the purchased business as reflected on a final balance sheet to be delivered after the closing. The balance sheet valuation date is August 31, 1999. Pending a determination of the adjustment amount (if any), $2.0 million of the purchase price will be held in escrow. The total purchase price remains subject to adjustment for specified increases or decreases in the net asset value of the purchased business as reflected on a final balance sheet to be delivered after the closing. Pending a determination of the adjustment amount (if any), $2.0 million of the purchase price is being held in escrow.

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
                                                      FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                   --------------------------------------------
                                                   INTELLIQUEST       IQ2.NET        PRO FORMA                   PRO FORMA
                                                   INFORMATION        -------        ADJUSTMENTS                CONSOLIDATED
        ASSETS                                        GROUP                          -----------                ------------
                                                   ------------
Current assets:
      Cash                                                $ 2,105          $ (201)       $ 44,701  (A) (B)           $ 46,605
      Short term investments                               27,643               -               -                      27,643
      Accounts receivable, net                              3,826           4,028          (4,028) (B)                  3,826
      Due from Affiliates/(Due to Parent)                  12,019         (12,019)              -                           -
      Unbilled revenues                                     4,096           1,261          (1,261) (B)                  4,096
      Projects in process                                   2,645              73             (73) (B)                  2,645
      Prepaid expenses and other assets                     3,100             586            (586) (B)                  3,100
                                                 -----------------------------------------------------------------------------
                 Total current assets                      55,434          (6,272)         38,753                      87,915
Property and equipment, net                                 2,270             843            (843) (B)                  2,270
License agreement, net                                          -           7,218          (7,218) (B)                      -
Other assets                                                  282           1,206          (1,206) (B)                    282
                                                 -----------------------------------------------------------------------------
                 Total assets                            $ 57,986         $ 2,995        $ 29,486                    $ 90,467
                                                 =============================================================================

        LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
      Accounts payable                                    $ 1,211         $ 1,345        $ (1,345) (B)                $ 1,211
      Accrued liabilities                                   1,963             596          10,437  (B) (C) (E)         12,996
      Deferred revenues                                     3,122             192            (192) (B)                  3,122
                                                 -----------------------------------------------------------------------------
                 Total current liabilities                  6,296           2,133           8,900                      17,329
Deferred rent and other                                       238               3              (3) (B)                    238
                                                 -----------------------------------------------------------------------------
                 Total liabilities                          6,534           2,136           8,897                      17,567
Series A junior participating preferred
  stock (Note 11)                                               -               -                                           -
Stockholders equity:
      Common stock, $0.0001 par value,
          30,000,000 shares authorized,
           8,603,000 shares issued and
           outstanding, 720,000 shares
           in treasury                                          1               -                                           1
      Capital in excess of par value                       54,133               -                                      54,133
      Other                                                    (1)              -                                          (1)
      Accumulated earnings (deficit)                       (2,681)            859          20,589  (C) (D) (E)         18,767
                                                 -----------------------------------------------------------------------------
                 Total stockholders equity                 51,452             859          20,589                      72,900
                                                 -----------------------------------------------------------------------------
                 Total liabilities and
                    stockholders equity                  $ 57,986         $ 2,995        $ 29,486                    $ 90,467
                                                 =============================================================================

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PRO FORMA CONDENSED BALANCE SHEET ADJUSTMENTS

(A) Received $44,500,000 in immediate funds per the sale of IQ2.net. Per the agreement another $2,000,000 is being held in escrow subject to adjustment for specified increases or decreases in the net asset value of the purchased business as reflected on a final balance sheet to be delivered after the closing

(B) Reflects the reduction of "Net Assets" purchased by Naviant Technology Solutions, Inc.

(C) Includes fees of $1,130,000 for US Bancorp Piper Jaffray as they relate to the IQ2.net asset sale to Naviant Technology Solutions, Inc.

(D) Reflects a gain of $31,622,000 associated with the sale IQ2.net before federal or state income tax effects.

(E) Reflects the estimated federal and state income taxes attributed to the sale of IQ2.net in the amount of $9,903,000. These amounts are based upon the use of Net Operating Losses (NOL's) and are subject to review.


                                                             FOR THE YEAR ENDED DECEMBER 31, 1998
                                                          ---------------------------------------
                                                          INTELLIQUEST     IQ2.NET      PRO FORMA
                                                          INFORMATION      -------      EXCLUDING
                                                              GROUP                      IQ2.NET
                                                          ------------                  ---------
Revenues:
     Continuous services                                       $ 39,440      $ 17,032       $ 22,408
     Other services                                               6,259         2,304          3,955
                                                          -------------------------------------------
          Total revenue                                          45,699        19,336         26,363
                                                          -------------------------------------------

Operating expenses:
     Cost of revenues                                            24,604         9,579         15,025
     Sales, general and administrative                           20,292         8,940         11,352
     Product development                                          4,483           985          3,498
     Depreciation and amortization                                1,115           408            707
                                                          -------------------------------------------
          Total operating expenses                               50,527        19,912         30,582
                                                          -------------------------------------------
Operating loss                                                   (4,828)         (576)        (4,219)
                                                          -------------------------------------------

     Gain on sale of Discontinued Operations                                   20,589         20,589

Other income (expense):
     Interest income and other                                    1,404             -          1,404
     Interest expense                                                (1)            -             (1)
                                                          -------------------------------------------
Loss before income taxes                                         (3,425)       20,013         17,773
Provision for (benefit from) income taxes                        (1,846)           87         (1,933)
                                                          -------------------------------------------
Net loss                                                       $ (1,579)     $ 19,926       $ 19,706
                                                          ===========================================
Basic net loss per share                                       $  (0.19)     N/A            $   2.37
                                                          ===========================================
Diluted net loss per share                                     $  (0.19)     N/A            $   2.37
                                                          ===========================================
Basic weighted average number of common and
     common equivalent shares outstanding                     8,311,000      N/A           8,311,000
                                                          ===========================================
Diluted weighted average number of common and
     common equivalent shares outstanding                     8,311,000      N/A           8,311,000
                                                          ===========================================

                                                           FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                          ---------------------------------------
                                                          INTELLIQUEST     IQ2.NET      PRO FORMA
                                                          INFORMATION      -------      EXCLUDING
                                                              GROUP                      IQ2.NET
                                                          ------------                  ---------
Revenues:
     Continuous services                                       $ 16,184       $ 8,503        $ 7,681
     Other services                                               4,098           792          3,306
                                                          -------------------------------------------
          Total revenue                                          20,282         9,295         10,987
                                                          -------------------------------------------

Operating expenses:
     Cost of revenues                                            10,787         4,817          5,970
     Sales, general and administrative                           10,921         5,130          5,791
     Product development                                            874           184            690
     Depreciation and amortization                                  758           220            538
                                                          -------------------------------------------
          Total operating expenses                               23,340        10,351         12,989
Operating loss                                                   (3,058)       (1,056)        (2,002)

     Gain on sale of Discontinued Operations                                   20,589         20,589

Other income (expense):
     Interest income and other                                      516             -            516
                                                          -------------------------------------------
Loss before income taxes                                         (2,542)       19,533         19,103
Income tax benefit                                                1,279           466            813
                                                          -------------------------------------------
Net loss                                                       $ (1,263)     $ 19,999       $ 19,916
                                                          ===========================================
Basic net loss per share                                       $  (0.16)     N/A            $   2.53
                                                          ===========================================
Diluted net loss per share                                     $  (0.16)     N/A            $   2.53
                                                          ===========================================
Basic weighted average number of common and
     common equivalent shares outstanding                     7,870,000      N/A           7,870,000
                                                          ===========================================
Diluted weighted average number of common and
     common equivalent shares outstanding                     7,870,000      N/A           7,870,000
                                                          ===========================================